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                                   CERTIFICATE
                                   -----------




               Reference is made to the Master Purchase Agreement dated August 17, 1995 (the "Purchase Agreement") between Gould Electronics Inc. ("Gould") and Encore Computer Corporation ("Encore"). In connection therewith, each of the undersigned hereby certifies that no commission or other remuneration is being paid or given by either of the undersigned for soliciting the cancellation of the Exchanged Indebtedness (as such term is defined in the Purchase Agreement) by Gould, in exchange for 550,000 shares of Series G Convertible Preferred Stock of Encore.

     Dated:    August 17, 1995          GOULD ELECTRONICS INC.

                                  MICHAEL C. VEYSEY
                               By:____________________________
                                  Title:


                                 ENCORE COMPUTER CORPORATION

                                     ROBERT P. WATSON
                                 By:____________________________
                                           Title: